                                                                                EXECUTION COPY

                    AMENDMENT NO. 1 TO ASSIGNMENT AND ASSUMPTION AGREEMENT

        This AMENDMENT NO. 1 TO ASSIGNMENT AND ASSUMPTION AGREEMENT,  dated as of February 23,
2007 (this  "Amendment"),  is between  RESIDENTIAL  FUNDING  COMPANY,  LLC, a Delaware limited
liability  company  ("RFC"),   and  U.S.  BANK  NATIONAL   ASSOCIATION,   a  national  banking
association,  in its capacity as trustee for the RASC Series  2006-KS9 Trust (the  "Trustee"),
and is agreed to and  acknowledged by RESIDENTIAL  ASSET  SECURITIES  CORPORATION,  a Delaware
corporation  (the  "Company").  Capitalized  terms used in this  Agreement  and not  otherwise defined will have the meanings  assigned to them in the Assignment  and  Assumption  Agreement dated as of October 27, 2006 (the  "Existing  Agreement"),  between  RFC and the  Trustee,  as assignee of the Company.

                                           Recitals

        A.     RFC and the  Company  entered  into the  Existing  Agreement,  and the  Company assigned  its rights  under the  Existing  Agreement  to the  Trustee  for the  benefit of the
Certificateholders  pursuant to the Pooling and  Servicing  Agreement  dated as of October 27,
2006, among RFC, the Company and the Trustee.

        B.     A  Certificateholder  has requested that RFC and the Trustee amend the Existing
Agreement  to provide for  additional  representations  and  warranties  from RFC, and RFC has agreed to provide such additional representations and warranties.

        C.     RFC and the Trustee desire to amend the Existing Agreement as set forth below.

        NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1.     Amendments.

(a)     Section 4  of the Existing Agreement is hereby amended by inserting the following after clause (lx) of Section 4:

                      (lxi) No refinance  or purchase  money Group II Loan in the trust has an annual  percentage rate or total points and fees that exceed the thresholds set by the
        Home  Ownership  and Equity  Protection  Act of 1994  ("HOEPA")  and its  implementing regulations, including 12 CFR § 226.32(a)(1)(i) and (ii).

               (b)    The last  paragraph  of Section 4 of the  Existing  Agreement  is hereby amended by replacing such last paragraph in its entirety with the following:

        Upon  discovery  by RFC or upon  notice from the Company or the Trustee of a breach of the foregoing  representations  and  warranties  in respect of any Mortgage  Loan, or upon the occurrence  of a Repurchase  Event (as  described in Section 5 below),  which  materially  and adversely  affects the  interests  of any holders of the  Certificates  or the Company in such
Mortgage Loan (notice of which breach or  occurrence  shall be given to the Company by RFC, if it  discovers  the same),  RFC shall,  within 90 days after the  earlier of its  discovery  or receipt  of notice  thereof,  either  cure such  breach or  Repurchase  Event in all  material respects  or,  except as  otherwise  provided in Section  2.04 of the  Pooling  and  Servicing
Agreement,  either  (i) purchase  such Mortgage  Loan from the Trustee or the Company,  as the case  may  be,  at a  price  equal  to the  Purchase  Price  for  such  Mortgage  Loan or (ii)
substitute  a  Qualified  Substitute  Mortgage  Loan or Loans  for such  Mortgage  Loan in the manner and subject to the  limitations  set forth in Section 2.04 of the Pooling and Servicing
Agreement.  Notwithstanding  the  foregoing,  it is  understood  by the parties  hereto that a breach of the  representations  and  warranties  made in any of clauses (xlv) through (lxi) of this Section 4 with respect to any Group II Loan will be deemed to  materially  and  adversely affect the  interests  of the  Holders  of the  Certificates  in the  related  Mortgage  Loan.
Notwithstanding the foregoing,  RFC shall not be required to cure breaches,  Repurchase Events or purchase or  substitute  for  Mortgage  Loans as provided  above if the  substance  of such breach or Repurchase  Event also  constitutes  fraud in the  origination of the Mortgage Loan.
If the breach of  representation  and warranty that gave rise to the  obligation to repurchase or substitute a Mortgage Loan pursuant to this Section 4 was the  representation  set forth in clause  (xlv) of this Section 4, then RFC shall pay to the Trust Fund,  concurrently  with and in addition  to the  remedies  provided  in the  preceding  sentence,  an amount  equal to any liability,  penalty or expense that was actually  incurred and paid out of or on behalf of the
Trust Fund,  and that  directly  resulted  from such  breach,  or if incurred  and paid by the
Trust Fund thereafter, concurrently with such payment.

SECTION 2.     Effect of Amendment.

        Upon execution of this  Amendment,  the Existing  Agreement shall be, and be deemed to be,  modified and amended in  accordance  herewith  and the  respective  rights,  limitations, obligations,  duties,  liabilities  and immunities of the parties  thereto shall  hereafter be determined,  exercised  and  enforced  subject  in all  respects  to  such  modifications  and amendments,  and all the terms and conditions of this Amendment  shall be deemed to be part of the  terms  and  conditions  of the  Existing  Agreement  (as  applicable)  for  any  and  all
purposes.   Except  as  modified  and  expressly  amended  by  this  Amendment,  the  Existing
Agreement  is in all  respects  ratified  and  confirmed,  and all the terms,  provisions  and conditions thereof shall be and remain in full force and effect.

SECTION 3.     Binding Effect.

        The  provisions  of this  Amendment  shall be binding upon and inure to the benefit of the parties hereto (and any  Certificateholder)  and each of their  respective  successors and assigns.

SECTION 4.     Governing Law.

        This Amendment  shall be governed by and construed in accordance  with the laws of the
State of New York and the obligations,  rights and remedies of the parties  hereunder shall be determined in accordance with such laws.

SECTION 5.     Severability of Provisions.

        If any  one or  more  of the  covenants,  agreements,  provisions  or  terms  of  this
Amendment shall be for any reason  whatsoever held invalid,  then such covenants,  agreements, provisions  or terms  shall be deemed  severable  from the  remaining  covenants,  agreements, provisions  or  terms  of  this  Amendment  and  shall  in  no  way  affect  the  validity  or enforceability  of the  other  provisions  of this  Amendment  or of the  Certificates  or the rights of the Certificateholders.

SECTION 6.     Section Headings.

        The section  headings  herein are for  convenience  of reference  only,  and shall not limit or otherwise affect the meaning hereof.

SECTION 7.     Counterparts.

        This  Amendment  may be  executed in several  counterparts,  each of which shall be an original and all of which shall constitute but one and the same instrument.

                                   [Signature Pages Follow]

        IN WITNESS WHEREOF, the RFC and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                                  RESIDENTIAL FUNDING COMPANY, LLC

                                                  By: /s/ Joseph Orning
                                                     Name: Joseph Orning
                                                     Title:   Associate
                                                  U.S. BANK NATIONAL ASSOCIATION,
                                                  as Trustee

                                                  By:  /w/Tamara Shultz-Fugh
                                                      Name:   Tamara Shultz-Fugh
                                                     Title:   Vice President
Acknowledged and agreed to by:

RESIDENTIAL ASSET SECURITIES CORPORATION

By:/s/ Tim Jacobson
   Name: Tim Jacobson
   Title:   Vice President